Exhibit 24.1

        POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and officer of IAC/INTERACTIVECORP, a Delaware corporation (the “Company”), which proposes to file with the Securities and Exchange Commission, Washington, D.C. (“SEC”) under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-8 for the registration under the Act of up to 100,000 shares of IAC Common Stock, par value $0.001 (“IAC Common Stock”) issuable in connection with the settlement of up to 100,000 share units available for accrual under the 2011 IAC/InterActiveCorp Deferred Compensation Plan for Non-Employee Directors (the “S-8 Registration Statement”) hereby constitutes and appoints Joanne Hawkins, Thomas J. McInerney and Gregg Winiarski as his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, individually and in any and all capacities stated below to sign the S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of May, 2011.

/s/ GREGORY R. BLATT
Name:	Gregory R. Blatt
Title:	Chief Executive Officer and Director

-POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and officer of IAC/INTERACTIVECORP, a Delaware corporation (the “Company”), which proposes to file with the Securities and Exchange Commission, Washington, D.C. (“SEC”) under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-8 for the registration under the Act of up to 100,000 shares of IAC Common Stock, par value $0.001 (“IAC Common Stock”) issuable in connection with the settlement of up to 100,000 share units available for accrual under the 2011 IAC/InterActiveCorp Deferred Compensation Plan for Non-Employee Directors (the “S-8 Registration Statement”) hereby constitutes and appoints Joanne Hawkins, Thomas J. McInerney and Gregg Winiarski as his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, individually and in any and all capacities stated below to sign the S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of May, 2011.

/s/ BARRY DILLER
Name:	Barry Diller
Title:	Chairman, Senior Executive and Director

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and officer of IAC/INTERACTIVECORP, a Delaware corporation (the “Company”), which proposes to file with the Securities and Exchange Commission, Washington, D.C. (“SEC”) under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-8 for the registration under the Act of up to 100,000 shares of IAC Common Stock, par value $0.001 (“IAC Common Stock”) issuable in connection with the settlement of up to 100,000 share units available for accrual under the 2011 IAC/InterActiveCorp Deferred Compensation Plan for Non-Employee Directors (the “S-8 Registration Statement”) hereby constitutes and appoints Joanne Hawkins, Thomas J. McInerney and Gregg Winiarski as his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, individually and in any and all capacities stated below to sign the S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of May, 2011.

/s/ VICTOR A. KAUFMAN
Name:	Victor A. Kaufman
Title:	Vice Chairman and Director

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of IAC/INTERACTIVECORP, a Delaware corporation (the “Company”), which proposes to file with the Securities and Exchange Commission, Washington, D.C. (“SEC”) under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-8 for the registration under the Act of up to 100,000 shares of IAC Common Stock, par value $0.001 (“IAC Common Stock”) issuable in connection with the settlement of up to 100,000 share units available for accrual under the 2011 IAC/InterActiveCorp Deferred Compensation Plan for Non-Employee Directors (the “S-8 Registration Statement”) hereby constitutes and appoints Joanne Hawkins  and Gregg Winiarski as his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, individually and in any and all capacities stated below to sign the S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of May, 2011.

/s/ THOMAS J. MCINERNEY
Name:	Thomas J. McInerney
Title:	Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of IAC/INTERACTIVECORP, a Delaware corporation (the “Company”), which proposes to file with the Securities and Exchange Commission, Washington, D.C. (“SEC”) under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-8 for the registration under the Act of up to 100,000 shares of IAC Common Stock, par value $0.001 (“IAC Common Stock”) issuable in connection with the settlement of up to 100,000 share units available for accrual under the 2011 IAC/InterActiveCorp Deferred Compensation Plan for Non-Employee Directors (the “S-8 Registration Statement”) hereby constitutes and appoints Joanne Hawkins, Thomas J. McInerney and Gregg Winiarski as his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, individually and in any and all capacities stated below to sign the S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of May, 2011.

/s/ MICHAEL H. SCHWERDTMAN
Name:	Michael H. Schwerdtman
Title:	Senior Vice President and Controller

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of IAC/INTERACTIVECORP, a Delaware corporation (the “Company”), which proposes to file with the Securities and Exchange Commission, Washington, D.C. (“SEC”) under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-8 for the registration under the Act of up to 100,000 shares of IAC Common Stock, par value $0.001 (“IAC Common Stock”) issuable in connection with the settlement of up to 100,000 share units available for accrual under the 2011 IAC/InterActiveCorp Deferred Compensation Plan for Non-Employee Directors (the “S-8 Registration Statement”) hereby constitutes and appoints Joanne Hawkins, Thomas J. McInerney and Gregg Winiarski as his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, individually and in any and all capacities stated below to sign the S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of May, 2011.

/s/ EDGAR BRONFMAN, JR.
Name:	Edgar Bronfman, Jr.
Title:	Director

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of IAC/INTERACTIVECORP, a Delaware corporation (the “Company”), which proposes to file with the Securities and Exchange Commission, Washington, D.C. (“SEC”) under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-8 for the registration under the Act of up to 100,000 shares of IAC Common Stock, par value $0.001 (“IAC Common Stock”) issuable in connection with the settlement of up to 100,000 share units available for accrual under the 2011 IAC/InterActiveCorp Deferred Compensation Plan for Non-Employee Directors (the “S-8 Registration Statement”) hereby constitutes and appoints Joanne Hawkins, Thomas J. McInerney and Gregg Winiarski as his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, individually and in any and all capacities stated below to sign the S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of May, 2011.

/s/ MICHAEL D. EISNER
Name:	Michael D. Eisner
Title:	Director

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of IAC/INTERACTIVECORP, a Delaware corporation (the “Company”), which proposes to file with the Securities and Exchange Commission, Washington, D.C. (“SEC”) under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-8 for the registration under the Act of up to 100,000 shares of IAC Common Stock, par value $0.001 (“IAC Common Stock”) issuable in connection with the settlement of up to 100,000 share units available for accrual under the 2011 IAC/InterActiveCorp Deferred Compensation Plan for Non-Employee Directors (the “S-8 Registration Statement”) hereby constitutes and appoints Joanne Hawkins, Thomas J. McInerney and Gregg Winiarski as his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, individually and in any and all capacities stated below to sign the S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of May, 2011.

/s/ DONALD KEOUGH
Name:	Donald Keough
Title:	Director

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of IAC/INTERACTIVECORP, a Delaware corporation (the “Company”), which proposes to file with the Securities and Exchange Commission, Washington, D.C. (“SEC”) under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-8 for the registration under the Act of up to 100,000 shares of IAC Common Stock, par value $0.001 (“IAC Common Stock”) issuable in connection with the settlement of up to 100,000 share units available for accrual under the 2011 IAC/InterActiveCorp Deferred Compensation Plan for Non-Employee Directors (the “S-8 Registration Statement”) hereby constitutes and appoints Joanne Hawkins, Thomas J. McInerney and Gregg Winiarski as his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, individually and in any and all capacities stated below to sign the S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of May, 2011.

/s/ BRYAN LOURD
Name:	Bryan Lourd
Title:	Director

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of IAC/INTERACTIVECORP, a Delaware corporation (the “Company”), which proposes to file with the Securities and Exchange Commission, Washington, D.C. (“SEC”) under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-8 for the registration under the Act of up to 100,000 shares of IAC Common Stock, par value $0.001 (“IAC Common Stock”) issuable in connection with the settlement of up to 100,000 share units available for accrual under the 2011 IAC/InterActiveCorp Deferred Compensation Plan for Non-Employee Directors (the “S-8 Registration Statement”) hereby constitutes and appoints Joanne Hawkins, Thomas J. McInerney and Gregg Winiarski as his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, individually and in any and all capacities stated below to sign the S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of May, 2011.

/s/ ARTHUR C. MARTINEZ
Name:	Arthur C. Martinez
Title:	Director

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of IAC/INTERACTIVECORP, a Delaware corporation (the “Company”), which proposes to file with the Securities and Exchange Commission, Washington, D.C. (“SEC”) under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-8 for the registration under the Act of up to 100,000 shares of IAC Common Stock, par value $0.001 (“IAC Common Stock”) issuable in connection with the settlement of up to 100,000 share units available for accrual under the 2011 IAC/InterActiveCorp Deferred Compensation Plan for Non-Employee Directors (the “S-8 Registration Statement”) hereby constitutes and appoints Joanne Hawkins, Thomas J. McInerney and Gregg Winiarski as his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, individually and in any and all capacities stated below to sign the S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of May, 2011.

/s/ DAVID ROSENBLATT
Name:	David Rosenblatt
Title:	Director

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of IAC/INTERACTIVECORP, a Delaware corporation (the “Company”), which proposes to file with the Securities and Exchange Commission, Washington, D.C. (“SEC”) under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-8 for the registration under the Act of up to 100,000 shares of IAC Common Stock, par value $0.001 (“IAC Common Stock”) issuable in connection with the settlement of up to 100,000 share units available for accrual under the 2011 IAC/InterActiveCorp Deferred Compensation Plan for Non-Employee Directors (the “S-8 Registration Statement”) hereby constitutes and appoints Joanne Hawkins, Thomas J. McInerney and Gregg Winiarski as his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, individually and in any and all capacities stated below to sign the S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of May, 2011.

/s/ ALAN G. SPOON
Name:	Alan G. Spoon
Title:	Director

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of IAC/INTERACTIVECORP, a Delaware corporation (the “Company”), which proposes to file with the Securities and Exchange Commission, Washington, D.C. (“SEC”) under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-8 for the registration under the Act of up to 100,000 shares of IAC Common Stock, par value $0.001 (“IAC Common Stock”) issuable in connection with the settlement of up to 100,000 share units available for accrual under the 2011 IAC/InterActiveCorp Deferred Compensation Plan for Non-Employee Directors (the “S-8 Registration Statement”) hereby constitutes and appoints Joanne Hawkins, Thomas J. McInerney and Gregg Winiarski as his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, individually and in any and all capacities stated below to sign the S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of May, 2011.

/s/ ALEXANDER VON FURSTENBERG
Name:	Alexander von Furstenberg
Title:	Director

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of IAC/INTERACTIVECORP, a Delaware corporation (the “Company”), which proposes to file with the Securities and Exchange Commission, Washington, D.C. (“SEC”) under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-8 for the registration under the Act of up to 100,000 shares of IAC Common Stock, par value $0.001 (“IAC Common Stock”) issuable in connection with the settlement of up to 100,000 share units available for accrual under the 2011 IAC/InterActiveCorp Deferred Compensation Plan for Non-Employee Directors (the “S-8 Registration Statement”) hereby constitutes and appoints Joanne Hawkins, Thomas J. McInerney and Gregg Winiarski as his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, individually and in any and all capacities stated below to sign the S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of May, 2011.

/s/ RICHARD F. ZANNINO
Name:	Richard F. Zannino
Title:	Director

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of IAC/INTERACTIVECORP, a Delaware corporation (the “Company”), which proposes to file with the Securities and Exchange Commission, Washington, D.C. (“SEC”) under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-8 for the registration under the Act of up to 100,000 shares of IAC Common Stock, par value $0.001 per share (“IAC Common Stock”), issuable in connection with the settlement of up to 100,000 share units available for accrual under the 2011 IAC/InterActiveCorp Deferred Compensation Plan for Non-Employee Directors (the “S-8 Registration Statement”) hereby constitutes and appoints Joanne Hawkins, Thomas J. McInerney and Gregg Winiarski as his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, individually and in any and all capacities stated below to sign the S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of May, 2011.

/s/ MICHAEL P. ZEISSER
Name:	Michael P. Zeisser
Title:	Director